UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 2, 2012, MasterCard Incorporated (“MasterCard”) issued a press release announcing financial results for its fourth quarter and year ended December 31, 2011.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Non-GAAP Financial Information

In the attached press release, MasterCard discloses the following non-GAAP financial measures:

•

Total operating expenses, operating income, net income and earnings per share presented on a pro forma basis giving effect to the exclusion of provisions for the financial portion of potential litigation settlements during each of the three months and year ended December 31, 2011. MasterCard excluded this item because MasterCard’s management monitors provisions for material litigation settlements separately from ongoing operations and evaluates ongoing performance without these amounts. MasterCard’s management believes that the non-GAAP financial measures presented facilitate understanding of MasterCard’s operating performance and meaningful comparison of its results between periods; and

•

Effective tax rate presented on a pro forma basis giving effect to the exclusion of income tax benefits associated with the provisions for the financial portion of potential litigation settlements during each of the three months and year ended December 31, 2011. MasterCard’s management believes the non-GAAP financial measure presented facilitates understanding of MasterCard’s operating performance and meaningful comparison of its results between periods.

MasterCard’s management uses these non-GAAP financial measures to, among other things, evaluate its ongoing operations in relation to historical results, for internal planning and forecasting purposes and in the calculation of performance-based compensation.

Pursuant to the requirements of Regulation S-K, the attached press release includes reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The presentation of non-GAAP financial measures should not be considered in isolation or as a substitute for the Company’s related financial results prepared in accordance with GAAP.

Item 7.01 Regulation FD Disclosure

On February 2, 2012, MasterCard will host a conference call to discuss its fourth quarter and year ended December 31, 2011 financial results. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2. All information in the presentation is furnished but not filed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release issued by MasterCard Incorporated, dated February 2, 2012.

99.2	Presentation of MasterCard Incorporated, dated February 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: February 2, 2012	By	/s/ Noah J. Hanft
Noah J. Hanft
General Counsel, Chief Franchise Integrity Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by MasterCard Incorporated, dated February 2, 2012.

99.2	Presentation of MasterCard Incorporated, dated February 2, 2012.

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